                                                                 EXHIBIT 4(d)(1)
                                                                  EXECUTION COPY



                 AMENDMENT, dated as of December 23, 1997 (this "Amendment"), to the Credit Agreement dated as of August 6, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among: (i) HOUSTON INDUSTRIES FINANCECO LP, a Delaware limited partnership (the "Borrower"); (ii) HOUSTON INDUSTRIES INCORPORATED, a Texas corporation; (iii) the several banks and other financial institutions from time to time parties thereto (collectively, the "Banks," and each individually, a "Bank"); (iv) CHASE SECURITIES INC., as Arranger (in such capacity, the "Arranger"); and (v) THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Agent").


                             W I T N E S S E T H :

                 WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make certain loans and other extensions of credit to the Borrower; and

                 WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Majority Banks have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

                 SECTION 1.  DEFINITIONS.

                 1.1 Defined Terms. Unless otherwise defined herein and except as set forth in this Amendment, terms defined in the Credit Agreement are used herein as therein defined.

                 SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.

                 2.1      Amendment to Section 1.1 of the Credit Agreement.
Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition in its appropriate alphabetical order:

                 "Project Finance Entity" means any entity established or used primarily to acquire and/or hold assets (the "Project Finance Assets") so long as HII or a Subsidiary of HII (i) owns at least a portion of the outstanding shares of Capital Stock or other ownership interests having ordinary voting power to elect directors or other managers of such entity and (ii) has or will have a role in managing such Project Finance Assets.




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                 2.2      Amendment to Section 8.4(g)(v) of the Credit
Agreement. Section 8.4(g)(v) of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following:

         "at any time (x) at which no Default or Event of Default has occurred and is continuing, (y) that Projected Available Cash exceeds Projected Borrower Debt Service for the fiscal quarter of HII then in effect and
         (z) that the long-term senior secured debt rating then in effect for HII is at least BBB by S&P or Baa2 by Moody's, HII may make HII Investments in any domestic Subsidiary of HII or any Project Finance Entity so long as such Subsidiary or Project Finance Entity (i) is a Subsidiary or Project Finance Entity domiciled and organized in the United States, having all or substantially all of its assets and operations located in the United States and (ii) is (A) directly or indirectly engaged in one or more businesses which are primarily related to the normal conduct of the domestic utility business of HL&P or NorAm in accordance with normal industry standards as generally in effect at such time or (B) formed for the purpose of providing or obtaining financing for a Subsidiary or a Project Finance Entity of the type described in clause (A); provided that the requirement of clause (y) would be satisfied after giving effect to (1) such HII Investment and (2) any sources of cash available or reasonably expected by HII at the time of the proposed investment to be available during the fiscal quarter of HII then in effect; and"

                 SECTION 3. MISCELLANEOUS.

                 3.1 Effectiveness. This Amendment shall become effective on the date upon which the Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrower, HII, the Agent and the Majority Banks.

                 3.2 Representations and Warranties. After giving effect to the amendments contained herein, each of the Borrower and HII hereby confirm, reaffirm and restate the representations and warranties set forth in
Article VII of the Credit Agreement; provided that each reference in such
Article VII to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment.

                 3.3 Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of- pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                 3.4 Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.





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                 3.5      Counterparts.  This Amendment may be executed in any
number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                 3.6      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                  HOUSTON INDUSTRIES
                                  FINANCECO LP

                                  By:  HOUSTON INDUSTRIES
                                       FINANCECO GP, LLC,
                                       its General Partner


                                  By:/s/M. Keller C.
                                     -------------------------------------------
                                     Title: Treasurer


                                  HOUSTON INDUSTRIES
                                  INCORPORATED



                                  By:/s/Stephen W. Naeve
                                     -------------------------------------------
                                     Title:  Executive Vice President and Chief
                                                Financial Officer


                                  THE CHASE MANHATTAN BANK, as
                                  Agent and as a Bank



                                  By:
                                     -------------------------------------------
                                     Title:


                                  BANKBOSTON, N.A.



                                  By:
                                     -------------------------------------------
                                     Title:





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                                  BANK OF MONTREAL



                                  By:
                                     -------------------------------------------
                                     Title:


                                  THE BANK OF NEW YORK



                                  By:
                                     -------------------------------------------
                                     Title:


                                  THE BANK OF NOVA SCOTIA



                                  By:/s/ F.C.H. Ashby
                                     -------------------------------------------
                                     F.C.H. Ashby
                                     Title: Senior Manager Loan Operations


                                  THE BANK OF TOKYO-MITSUBISHI,
                                  LTD., HOUSTON AGENCY



                                  By:
                                     -------------------------------------------
                                     Title:


                                  BARCLAYS BANK PLC



                                  By:
                                     -------------------------------------------
                                     Title:





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                                  CAISSE NATIONALE DE CREDIT
                                  AGRICOLE



                                  By:
                                     -------------------------------------------
                                     Title:


                                  CIBC INC.



                                  By:
                                     -------------------------------------------
                                     Title:


                                  CITIBANK, N.A.



                                  By:
                                     -------------------------------------------
                                     Title:


                                  COMERICA BANK



                                  By:
                                     -------------------------------------------
                                     Title:





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                                  COMMERZBANK
                                  AKTIENGESELLSCHAFT,
                                  ATLANTA AGENCY



                                  By:/s/D. Suttles
                                     -------------------------------------------
                                     Title: Vice President



                                  By:/s/P. Mahoney
                                     -------------------------------------------
                                     Title: Assistant Treasurer


                                  CREDIT LYONNAIS
                                  NEW YORK BRANCH



                                  By:
                                     -------------------------------------------
                                     Title:


                                  CREDIT SUISSE FIRST BOSTON



                                  By:
                                     -------------------------------------------
                                     Title:


                                  By:
                                     -------------------------------------------
                                     Title:


                                  THE DAI-ICHI KANGYO BANK,
                                  LIMITED



                                  By:
                                     -------------------------------------------
                                     Title:





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                                  FIRST UNION NATIONAL BANK



                                  By:
                                     -------------------------------------------
                                     Title:


                                  FLEET NATIONAL BANK



                                  By:
                                     -------------------------------------------
                                     Title:


                                  THE FUJI BANK, LIMITED -
                                  HOUSTON AGENCY



                                  By:/s/David Kelley
                                     -------------------------------------------
                                     Title: Senior Vice President


                                  THE INDUSTRIAL BANK OF JAPAN,
                                  LIMITED, NEW YORK BRANCH



                                  By:
                                     -------------------------------------------
                                     Title:


                                  THE LONG-TERM CREDIT BANK OF
                                  JAPAN, LTD.



                                  By:
                                     -------------------------------------------
                                     Title:





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                                  MELLON BANK, N.A.



                                  By:
                                     -------------------------------------------
                                     Title:


                                  MORGAN GUARANTY TRUST
                                  COMPANY OF NEW YORK



                                  By:
                                     -------------------------------------------
                                     Title:


                                  NATIONSBANK OF TEXAS, N.A.



                                  By:
                                     -------------------------------------------
                                     Title:


                                  THE NORTHERN TRUST COMPANY



                                  By:
                                     -------------------------------------------
                                     Title:


                                  ROYAL BANK OF CANADA



                                  By:/s/Tom J. Oberaigner
                                     -------------------------------------------
                                     Tom J. Oberaigner
                                     Title: Manager





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                                  THE SAKURA BANK, LIMITED



                                  By:
                                     -------------------------------------------
                                     Title:


                                  SOCIETE GENERALE,
                                  SOUTHWEST AGENCY



                                  By:
                                     -------------------------------------------
                                     Title:


                                  THE SUMITOMO BANK, LIMITED



                                  By:
                                     -------------------------------------------
                                     Title:


                                  THE TOKAI BANK, LTD.



                                  By:
                                     -------------------------------------------
                                     Title:


                                  TORONTO DOMINION (TEXAS), INC.



                                  By:
                                     -------------------------------------------
                                     Title:





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                                  UNION BANK OF SWITZERLAND,
                                  NEW YORK BRANCH



                                  By:
                                     -------------------------------------------
                                     Title:


                                  By:
                                     -------------------------------------------
                                     Title:


                                  WACHOVIA BANK OF GEORGIA, N.A.



                                  By:
                                     -------------------------------------------
                                     Title:


                                  WESTDEUTSCHE LANDESBANK
                                  GIROZENTRALE, NEW YORK



                                  By:
                                     -------------------------------------------
                                     Title:


                                  By:
                                     -------------------------------------------
                                     Title:


                                  THE YASUDA TRUST AND BANKING
                                  COMPANY LIMITED
                                  NEW YORK BRANCH



                                  By:/s/R.M. Laudenschlager
                                     -------------------------------------------
                                     Rohn Laudenschlager
                                     Title: Senior Vice President





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